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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 15, 2000 included in Westinghouse Air Brake Technologies Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP

                                                            ARTHUR ANDERSEN LLP

Pittsburgh, PA
April 26, 2000